Exhibit 10.02
                                                                         ANNEX I
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT
                                                     PROTOTYPE FOR EACH ISSUANCE

                                FORM OF DEBENTURE

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
          SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No.       04-01- (1)                                       US $
          ------------------

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

5% SECURED CONVERTIBLE DEBENTURE SERIES 04-01 DUE AUGUST ___, 2006(2)

     THIS DEBENTURE is one of a duly authorized issue of up to $1,050,000 in Debentures of CONSPIRACY ENTERTAINMENT HOLDINGS, INC., a corporation organized and existing under the laws of the State of Utah (the "Company") designated as its 5% Secured Convertible Debentures Series 04-01.

     FOR VALUE RECEIVED, the Company promises to pay to ______________, the registered holder hereof (the "Holder"), the principal sum of ______________ and 00/100 Dollars (US $______________ ) on August ___, 2006(2) (the "Maturity
Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 5% per annum, accruing from August ___, 2004(3), the date of initial issuance of this Debenture (the "Issue Date"), on the date (each, an "Interest Payment Date") which is the earlier of (i) a Conversion Date (as defined below) or (ii) the Maturity Date, as the case may be. Accrual of interest shall commence on the Issue Date and shall continue to accrue on a daily basis until payment and/or conversion in full of the principal sum has been made or duly provided for. Additional provisions regarding the payment of interest are

___________

1   Insert unique Debenture number for each issuance.
2   Insert date which is the second anniversary of the Closing Date.
3   Insert the Closing Date.

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
provided in Section 4(D) below (the terms of which shall govern as if this sentence were not included in this Debenture).

     This Debenture is being issued pursuant to the terms of the Securities Purchase Agreement, dated as of August ____, 2004 (the "Securities Purchase Agreement"), to which the Company and the Holder (or the Holder's predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

     This Debenture is subject to the following additional provisions:

     1. The Debentures will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Debentures of different denominations, as reasonably requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement. The Holder shall deliver prior written notice to the Company of any proposed transfer of this Debenture. In no event shall such transfer by a Holder be for less than $50,000 of principal of the Debentures held by the Holder or the remaining outstanding balance of the Holder's Debentures, whichever is less. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation, including legal opinions, that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4.   A.   (i) At any time on or after the Commencement  Date (as defined below) and prior to the time this Debenture is paid in full in accordance with its terms (including without limitation after the Maturity Date and after the occurrence of an Event of Default, as defined below), the Holder of this Debenture is entitled, at its option, subject to the following provisions of this Section 4, to convert this Debenture at any time into shares of Common Stock, $0.001 par value ("Common Stock"), of the Company of the Company at the Conversion Price (as defined below) per share.

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
               (ii) The term "Conversion Price" means US $0.05 (which amount is subject to adjustment as provided herein).

               (iii) The term "Commencement Date" means the earlier of (i) the date which is sixty-five (65) days after the Issue Date, or (ii) the Effective Date.

          B. Conversion shall be effectuated either by delivery to the Company or by facsimile transmission (as provided in Section 12 hereof) of a completed and duly executed Notice of Conversion (as defined below) to the address or facsimile number provided in the Notice of Exercise (as such address or facsimile number may be revised by notice given by the Company as contemplated by the Section headed "NOTICES" in the Securities Purchase Agreement). The notice of conversion ("Notice of Conversion") shall be executed by the Holder of this Debenture and shall evidence such Holder's intention to convert this Debenture or a specified portion hereof in the form annexed hereto as Exhibit A. If paid in Common Stock as contemplated hereby, interest accrued or accruing from the Issue Date to the relevant Interest Payment Date shall be paid in Common Stock at the Conversion Price applicable as of such Interest Payment Date. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the Notice of Conversion to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Debenture, the Holder shall deliver to the Company the original Debentures being converted no later than five (5) Trading Days thereafter. Facsimile delivery of the Notice of Conversion shall be accepted by the Company by hand, mail or courier delivery at the address specified in said Exhibit A or at the facsimile number specified in said Exhibit A (each of such address or facsimile number may be changed by notice given to the Holder in the manner provided in the Securities Purchase Agreement). Certificates representing Common Stock upon conversion ("Conversion Certificates") will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder's address for notices as contemplated by the Securities Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within three (3) Trading Days (such third Trading Day, the "Delivery Date") after the date on which the Notice of Conversion is delivered to the Company as contemplated in this paragraph B, and, if interest is paid by Common Stock, the Interest Payment Date. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 4(B) on the Conversion Date.

          C. Notwithstanding any other provision hereof or of any of the other Transaction Agreements, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to convert any portion of this Debenture, or shall the Company have the obligation to convert such Debenture (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership

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
of the unconverted portion of the Debentures or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Debenture, further agrees that if the Holder transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 4(C) as if such transferee or assignee were the original Holder hereof. Aside from any restrictions imposed by applicable law, nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Debenture.

          D. (i) Subject to the terms of Section 4(C) and to the other terms of this Section 4(D), interest on the principal amount of this Debenture converted pursuant to a Notice of Conversion shall be due and payable, at the option of the Company, in cash or Common Stock on the Interest Payment Date.

               (ii) If the interest is to be paid in cash, the Company shall make such payment within three (3) Trading Days of the Interest Payment Date. If the interest is not paid by such third Trading Day, the interest must be paid in Common Stock in accordance with the provisions of Section 4(D)(i) hereof, unless the Holder consents otherwise in each specific instance.

               (iii) Notwithstanding the foregoing, the Company's right to issue shares in payment of such interest is applicable if, and only if, there is then a currently effective Registration Statement covering the resale of the shares to be issued to the Holder in payment of such interest.

               (iv) The number of shares of Common Stock to be issued in payment of such interest shall be determined by dividing the dollar amount of the interest to be so paid by the Conversion Price on the relevant Interest Payment Date. Such Common Stock shall be delivered to the Holder, or per Holder's instructions, on the Delivery Date for the related Conversion Certificates pursuant to Section 4(B) hereof.

               (iv) If the Company elects to have the interest paid in cash, the Company shall make such payment within three (3) Trading Days of the Interest Payment Date. If such payment

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
is not made in cash by such date, it shall be deemed that, subject to the provisions of Section 4(C) hereof, the Company has elected to pay the interest in stock, if, but only if, the Registration Statement covering the shares being issued is effective on the date such shares are issued.

          E. Anything herein to the contrary notwithstanding, in the circumstances contemplated by said Section 4(g) of the Securities Purchase Agreement, the Conversion Price and the other terms of the Unconverted Debenture (as defined below) may be adjusted in the manner provided in said Section 4(g) of the Securities Purchase Agreement. The term "Unconverted Debenture" means the principal amount of this Debenture which has not been converted as of the relevant date.

     5.   A.   Subject  to the  terms  of the  Securities  Purchase  Agreement, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

          B. Payment of this Debenture is secured pursuant to the terms of the Security Interest Agreement of even date herewith executed by the Company, as debtor, in favor of the Lender and the Other Lenders, as secured parties. The terms of the Security Interest Agreement are incorporated herein by reference.

          C. This Debenture may not be prepaid in whole or in part at any time prior to the Maturity Date, except with the prior written consent of the Holder in each instance, which consent is in the sole and absolute discretion of the Holder and may be withheld for any reason or for no reason whatsoever.

     6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     7. All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

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
     8. If, for as long as this Debenture remains outstanding, the Company enters into a merger (other than where the Company is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Company to another person (collectively, a "Sale"), the Company will require, in the agreements reflecting such transaction, that the surviving entity expressly assume the obligations of the Company hereunder. Notwithstanding the foregoing, if the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee will agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any such proposed Sale, (i) the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, except that Section 4(C) shall not apply to such conversion.

     9. If, at any time while any portion of this Debenture remains outstanding, the Company spins off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company, in addition to or in lieu of any other compensation received and retained by the Company for such business, operations or assets, causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Debentures") been converted as of the close of business on the Trading Day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures.

     10. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split, combination or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Conversion Price and any other amounts calculated as contemplated hereby or by any of the other Transaction Agreements shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing, (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues shares after the record date of such split, the Conversion Price shall be deemed to be one-half of what it had been immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to

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
any conversion for which the Company issues shares after the record date of such reverse split, the Conversion Price shall be deemed to be ten times what it had been calculated to be immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues shares after the record date of such dividend, the Conversion Price shall be deemed to be such amount multiplied by a fraction, of which the numerator is the number of shares (10 in the example) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11 in the example).







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
     11. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     12. Any notice required or permitted hereunder shall be given in manner provided in the Section headed "NOTICES" in the Securities Purchase Agreement, the terms of which are incorporated herein by reference.

     13. A. This Debenture shall be governed by and construed in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Debenture. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          B. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Debenture were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Debenture and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     14. JURY TRIAL WAIVER. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out of or in connection with this Debenture.

     15. The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture, or any other amount due hereunder, and, in any such instance, the same shall continue for a period of five (5) Trading Days; or

          b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement or any of the other Transaction Agreements shall be false or misleading in any material respect at the time made; or

          c. Subject to the terms of the Securities Purchase Agreement, the Company fails to authorize or to cause its Transfer Agent to issue shares of Common

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
               Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Debenture, the Agreement or the Registration Rights Agreement, and any such failure shall continue uncured for ten (10) Trading Days; or

          d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under any of the Transaction Agreements and such failure shall continue uncured for a period of thirty
               (30) days after  written  notice from the Holder of such failure;
               or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty
               (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand Dollars ($200,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

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
          k. The Company shall have its Common Stock suspended from trading on, or delisted from, the Principal Trading Market for in excess of ten (10) Trading Days; or

          l. Any event defined in another provision of this Debenture as an Event of Default shall have occurred.

If an Event of Default shall have occurred, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable (and the Maturity Date shall be accelerated accordingly), without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     16. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

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     17. In the event for any  reason,  any  payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, then ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section shall control every other provision of this Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: ___________________, 20___


                                         CONSPIRACY ENTERTAINMENT HOLDINGS, INC.


                                         By:____________________________________

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Title)


                                                                         8/27/04

                                                                         8/27/04

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                                       OF
5% SECURED CONVERTIBLE DEBENTURE SERIES 04-01 DUE AUGUST __, 2006
  (To be Executed by the Registered Holder in Order to Convert the Debenture)

TO:  CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
     612 Santa Monica Boulevard
     Santa Monica, CA 90401
     Attn: CEO                                      VIA FAX:  (310) 260-1450
                                                    ------------------------

FROM: __________________________________________________ ("Holder")

DATE: __________________________________________________ (the "Conversion Date")

RE: Conversion of $___________ principal amount (the "Converted Debenture") of the 5% Secured Convertible Debenture Series 04-01-__ Due August ___, 2006 (the "Debenture") of CONSPIRACY ENTERTAINMENT HOLDINGS, INC. (the "Company") into _______________ shares (the "Conversion Shares") of Common Stock (defined below)

     The captioned Holder hereby gives notice to the Company, pursuant to the captioned Debenture that the Holder elects to convert the Converted Debenture into fully paid and non-assessable shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company as of the Conversion Date specified above. Said conversion shall be based on the following Conversion Price (check one and fill in blank)

      _ $__________, representing the original Conversion Price (as defined in the Debenture)

          $__________, representing the original Conversion Price (as defined in the Debenture), adjusted in accordance with the provisions of the Debenture.


                                                                         8/27/04

          Based on this Conversion Price, the number of Conversion Shares indicated above should be issued in the following name(s):

          Name and Record Address                     Conversion Shares

          ______________________________________      _________________

          ______________________________________      _________________


     It is the intention of the Holder to comply with the provisions of Section 4(C) of the Debenture regarding certain limits on the Holder's right to convert thereunder. Based on the analysis on the attached Worksheet Schedule, the Holder believe this conversion complies with the provisions of said Section 4(C). Nonetheless, to the extent that, pursuant to the conversion effected hereby, the Holder would have more shares than permitted under said Section, this notice should be amended and revised, ab initio, to refer to the conversion which would result in the issuance of shares consistent with such provision. Any conversion above such amount is hereby deemed void and revoked.

     As contemplated by the Debenture, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

     If this Notice of Conversion represents the full conversion of the outstanding balance of the Converted Debenture, the Holder either (1) has previously surrendered the Converted Debenture, duly endorsed, to the Company or
(2) will surrender (or cause to be surrendered) the Converted Debenture, duly endorsed, to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or facsimile transmission of this Notice of Conversion.

     The certificates representing the Conversion Shares should be transmitted by the Company to the Holder (check one)

          __   via express courier or

          __   by electronic transfer (DTC)

within the time contemplated by the Debenture and Securities Purchase Agreement after receipt of this Notice of Conversion (by facsimile transmission or otherwise) to:

                     ______________________________________
                     ______________________________________
                     ______________________________________
                     ______________________________________
                     ______________________________________


     The Holder has determined that accrued but unpaid interest on the Converted Debenture through the Conversion Date is $____________________ (subject to further accrual if payment

                                                                         8/27/04
not timely made). As contemplated by the Debenture, the Company should also pay all such accrued but unpaid interest on the Converted Debenture to the Holder.

               -- If the Company elects to pay such interest in Common Stock, as contemplated by and subject to the provisions of the Debenture, such shares should be issued in the name of the Holder and delivered in the same manner as, and together with, the Conversion Shares.

               -- If the Company elects or is required to pay the interest paid in cash, such payment should be made by wire transfer as follows:

                     ______________________________________
                     ______________________________________
                     ______________________________________
                     ______________________________________
                     ______________________________________
                     ______________________________________




                                                ________________________________
                                                (Print name of Holder)

                                            By: ________________________________
                                                (Signature of Authorized Person)

                                                ________________________________
                                                (Printed Name and Title)


                                                                         8/27/04

                              NOTICE OF CONVERSION
                               WORKSHEET SCHEDULE


1. Current Common Stock holdings of Holder and Affiliates          _____________

2. Shares to be issued on current conversion(4)                    _____________

3. Other shares to be issued on other current conversion(s) and
          other current exercise(s)(5)                             _____________
4. Other shares eligible to be acquired within next 60 days
          without restriction                                      _____________
5. Total [sum of Lines 1 through 4]
          _____________

6. Outstanding shares of Common Stock(6)                           _____________

7. Adjustments to Outstanding
          a. Shares known to Holder as previously issued
             to Holder or others but not included in Line 6        _____________
          b. Shares to be issued per Line(s) 2 and 3               _____________
          c. Total Adjustments [Lines 7a and 7b]
          _____________
8. Total Adjusted Outstanding [Lines 6 plus 7c]
          _____________

9. Holder's Percentage [Line 5 divided by Line 8]
          _____________%
[Note: Line 9 not to be above 4.99%]




__________

4   Includes conversion of stated value and assumes interest will be paid in
Common Stock at the Conversion Price.

5   Includes shares issuable on conversion of convertible securities (including assumed payment of interest or dividends) or exercise of other rights, including other warrants or options

6   Based on latest SEC filing by Company or information provided by executive officer of Company, counsel to Company or transfer agent.

                                                                         8/27/04